UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  March 1, 2003
                 -----------------------------------------------
                 Date of Report(Date of earliest event reported)

                           Viking Capital Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Utah                      0-22744                 87-0442090
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


       Two Lincoln Centre, 5420 LBJ Freeway, Ste 300, Dallas, Texas 75240
       ------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (972) 386-9996
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                                    ---------
         (Former name or former address, if changed since last report.)

Item 4.  Change in Registrant's Certifying Accountant.

(a)    Previous independent accountant:

       (1) On March 1, 2003, King Griffin & Adamson P.C. resigned to allow its successor entity KBA Group LLP to be engaged as the Registrants independent public accountants.

       (2) The reports issued by King Griffin & Adamson P.C. on the financial statements for the past two fiscal years of the Registrant did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. The report issued by King Griffin & Adamson P.C. on the financial statements for the most recent fiscal year of the Registrant was modified to include an explanatory paragraph describing conditions that raised substantial doubt about the Registrant's ability to continue as a going concern.

       (3) The Registrant's Board of Directors approved the decision to engage KBA Group LLP.

       (4) In connection with its audits for the two most recent fiscal years and through February 28, 2003, there were no disagreements with King Griffin & Adamson P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of King Griffin & Adamson P.C., would have caused King Griffin &
             Adamson P.C. to make reference thereto in their report on the financial statements for such years or such interim periods.

       (5) The Registrant has requested that King Griffin & Adamson P.C. furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 6, 2003, is filed as Exhibit 16 to this Form 8-K.

(b)    New independent public accountants:

       (1) The Registrant's Board of Directors approved the engagement of KBA Group LLP and the Registrant engaged KBA Group LLP as its new independent public accountants as of March 1, 2003. As KBA Group LLP is a successor entity to King Griffin & Adamson P.C. the section addressing consultation of the newly engaged independent public accountants is not applicable.

       (2) The Registrant has allowed KBA Group LLP to review this Form 8-K before it is filed with the Commission. King Griffin & Adamson P.C. has not furnished the Registrant with a clarification, or disagreement with the information set forth herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

      The following exhibit is filed herewith:

      Exhibit Number            Document

           16                   Letters from King Griffin & Adamson P.C.

SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Viking Capital Group, Inc.

Dated:  March 6, 2003                     /s/ Matthew W. Fossen
                                         ------------------------------------
                                         Matthew W. Fossen
                                         President, Chief Financial Officer